                                                     SCHEDULE
                                                      to the
                                                 Master Agreement
                                            dated as of August 5, 2008
                                                      between
                                        BANK OF AMERICA, N.A. ("Party A"),

                                                        and

The BA CREDIT CARD TRUST ("Party B"), a statutory  trust created  pursuant to a trust  agreement dated as of May 4,
2001, as amended and restated as of May 24,  2001, and as amended as of July 12,  2001, as of August 1, 2002, as of
June 27, 2003 and as of January  27,  2006,  and as amended and  restated as of June 10, 2006 and as of October 20,
2006 (as amended, restated or otherwise modified from time to time,  the "Trust Agreement").

Party B intends to issue BAseries Class  A(2008-9)  Notes (the "Class A Notes")  pursuant to the Second Amended and
Restated  Indenture  dated as of  October  20,  2006 (as  amended  from  time to time,  the  "Base  Indenture")  as supplemented by the Amended and Restated BAseries  Indenture  Supplement dated as of June 10, 2006 (as amended from time to time, the "Indenture  Supplement") and as further  supplemented by the Class A(2008-9) Terms Document dated as of  August  5,  2008  (the  "Terms  Document"  and,  collectively  with the  Base  Indenture  and the  Indenture
Supplement, the "Indenture").

Part 1.  Termination Provisions.

In this Agreement:

(a)      "Specified Entity" shall not apply for purposes of this Agreement.

(b)      "Specified Transaction" will have no meaning for the purpose of this Agreement.

(c)      The "Breach of Agreement" provisions of Section 5(a)(ii),  the  "Misrepresentation"  provisions of Section
         5(a)(iv),  the "Default under Specified  Transaction"  provisions of Section 5(a)(v),  the "Cross Default"
         provisions of Section 5(a)(vi),  the "Merger Without  Assumption"  provisions of Section  5(a)(viii),  the
         "Tax Event Upon Merger" provisions of Section 5(b)(iii),  and the "Credit Event Upon Merger" provisions of
         Section  5(b)(iv)  will  not  apply to Party A and will not  apply  to Party B.  Solely  with  respect  to payments  required to be made by Party A after the  occurrence of an Early  Redemption  Event with respect to the Class A Notes,  the word "the third" in the final line of Section  5(a)(i)  shall be replaced  with
         "12:00 noon New York City time of the first (or such other time as may be  mutually  agreed to by Party A,
         Party B and the Note Rating Agencies)".

(d)      The  "Automatic  Early  Termination"  provisions  of  Section  6(a) will not apply to Party A and will not apply to Party B.

(e)      Payments on Early  Termination.  For the purpose of Section 6(e) of this Agreement,  Market  Quotation and the Second Method will apply;  provided,  however, that in the case of an Event of Default with respect to
         Party A as the  Defaulting  Party or a  Termination  Event with  respect  to Party A as the sole  Affected
         Party,  the related  Settlement  Amount,  if negative,  will be deemed to be zero if Market  Quotation (as such term is modified pursuant to Part 1(f) below) cannot be determined.

(f)      Market  Quotation.  Notwithstanding  anything to the  contrary in the  definition  of Market  Quotation in
         Section  14, in the case of an Event of  Default  with  respect  to Party A as the  Defaulting  Party or a
         Termination  Event  with  respect to Party A as the sole  Affected  Party,  if each  Market  Quotation  is negative,  the Market  Quotation  will be deemed to be the negative  quotation  with the highest  absolute value received from the Reference  Market-makers.  To the extent that Party B, using its best efforts,  is able to obtain  only one Market  Quotation  from the  Reference  Market-makers,  Party A and Party B agree that Party B shall enter into a Replacement  Transaction  with the Reference  Market-maker  providing such
         Market  Quotation.  To the extent  reasonably  practicable,  any  agreement  entered into with a Reference
         Market-maker in connection  with, and for the purpose of, creating a Replacement  Transaction  shall be on substantially similar terms as the terms of this Agreement.

(g)      Settlement  Amount.  Notwithstanding  anything to the contrary in the  definition of Settlement  Amount in
         Section  14, in the case of an Event of  Default  with  respect  to Party A as the  Defaulting  Party or a
         Termination  Event with respect to Party A as the sole Affected Party, the amount  calculated  pursuant to paragraph (b) of the definition of Settlement Amount in respect of Party A shall be deemed to be zero.

(h)      "Reference  Market-maker"  will not have the meaning  specified  in Section 14, but will  instead mean the following:

                  "Reference  Market-maker"  means five  leading  dealers in the  relevant  market  selected by the party  determining the Market  Quotation in good faith (a) from among dealers which are rated not lower than  investment  grade by Standard amp;  Poor's  Ratings  Services  ("S&P") and Moody's
                  Investors  Service,  Inc.  ("Moody's")  which  satisfy  the  criteria  that  such  party  applies generally  at that time in deciding  whether to offer or make an  extension  of credit and (b) to the extent practicable, from among dealers having an office in the same city.

(i)      "Termination Currency" means United States Dollars ("USD").

(j)      Additional  Termination  Events.  The following  events shall each  constitute  an Additional  Termination
         Event hereunder:

         (i)      A failure by Party A to provide  the  information  or take the actions  provided  in Part 5(n) below.
                  For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

                                                                 2

         (ii)     An amendment  and/or  supplement  to (A) the Second  Amended and Restated  Pooling and  Servicing
                  Agreement,  dated as of October 20, 2006 (as amended,  supplemented  or otherwise  modified  from time to time,  the "Pooling and Servicing  Agreement"),  between BA Credit Card Funding,  LLC, as
                  Transferor (the  "Transferor"),  FIA Card Services,  National  Association,  as Servicer ("FIA"),
                  and The Bank of New York  Mellon,  as Trustee  (the  "Trustee")  (other than the  execution  of a series  supplement or an amendment,  supplement or  modification  of a series  supplement that is not the Series  2001-D  Supplement  (as defined  below)),  (B) the Second  Amended  and  Restated
                  Series 2001-D  Supplement,  dated as of October 20, 2006 (as amended,  supplemented  or otherwise modified from time to time, the "Series 2001-D  Supplement"  and,  collectively  with the Pooling and Servicing Agreement and the Trust Agreement, the "Base Transaction  Documents"),  between the
                  Transferor,  FIA and the Trustee,  (C) the Trust Agreement,  or (D) the Indenture (other than the execution of a terms  document or an amendment,  supplement or  modification  of a terms document that is not the Terms  Document),  is made  without  the prior  written  consent of Party A (such consent not to be unreasonably  withheld),  if such amendment  and/or  supplement:  (a) adversely
                  affects  any of  Party A's  rights  or  obligations  under  this  Agreement;  or  (b)   adversely
                  modifies,  or  materially  impairs  the  ability  of Party B to fully  perform,  any of Party B's obligations  under this  Agreement.  For purposes of Section 6 of this  Agreement,  Party B shall be the sole Affected Party.

Part 2.  Tax Representations.

(a)      Payer Tax  Representations.  For the purpose of Section 3(e) of this  Agreement,  Party A and Party B will each make the following representation:

         It is not  required  by any  applicable  law, as modified  by the  practice of any  relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax  from  any  payment  (other  than  interest  under  Sections  2(e),  6(d)(ii)  and 6(e) of this
         Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on (i) the  accuracy of any  representation  made by the other party  pursuant to Section 3(f) of this Agreement,  (ii) the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this
         Agreement  and the accuracy and  effectiveness  of any  document  provided by the other party  pursuant to
         Section  4(a)(i) and  4(a)(iii) of this  Agreement;  and (iii) the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of this  Agreement,  provided that it shall not be a breach of this representation  where  reliance  is placed on clause  (ii) and  the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the purpose of Section 3(f) of this  Agreement,  Party A and Party B make the following representations:

         (i)      The following representation will apply to Party B:

                  It is a US person for US federal income tax purposes.

                                                                 3

         (ii)     The following representation will apply to Party A:

                  It is a national banking association for US federal income tax purposes.

Part 3.  Agreement to Deliver Documents.

         For the purpose of Sections  3(d),  4(a)(i) and (ii) of this  Agreement,  each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

____________________________________________________________________________________________________________________
Party required                                                                            Covered by
to deliver                                                          Date by which         Section 3(d)
document                     Form/Document/Certificate              to be delivered       Representation
___________________________________________________________________________________________________________________
Party B                    Any form or document that may be       Promptly upon            No
                           reasonably requested, and that Party   reasonable demand by
                           B is eligible to provide, in order     the other party.
                           to allow the requesting party to
                           make a payment without (or with
                           reduced) withholding Tax.
____________________________________________________________________________________________________________________
Party A                    Any form or document that may be       Promptly upon            No
                           reasonably requested, and that Party   reasonable demand by
                           A is eligible to provide, in order     the other party.
                           to allow the requesting party to
                           make a payment without (or with
                           reduced) withholding Tax.
____________________________________________________________________________________________________________________

Party B                    (i) Internal Revenue Service Form      (i) Upon execution of    No
                           W-9 (or any successor form) of the     this Agreement, (ii)
                           Beneficiary and (ii) any other form    thereafter promptly
                           or document that may be reasonably     upon reasonable demand
                           requested, and that Party B is         by Party A and (iii)
                           eligible to provide, in order to       promptly upon learning
                           allow the requesting party to make a   that such form
                           payment without (or with reduced)      previously provided by
                           withholding Tax.                       Party B has become
                                                                  obsolete or incorrect.
____________________________________________________________________________________________________________________

                                                                 4

(b)      Other documents to be delivered are:

____________________________________________________________________________________________________________________
Party required                                                                            Covered by
to deliver                                                          Date by which         Section 3(d)
document                     Form/Document/Certificate              to be delivered       Representation
____________________________________________________________________________________________________________________

Party A                    An opinion of  counsel (which may be   Upon execution of this   Yes
                           in-house counsel) for Party A in the   Agreement
                           form reasonably acceptable to Party B
____________________________________________________________________________________________________________________

Party A                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
____________________________________________________________________________________________________________________

Party B                    An opinion of counsel for Party B in   Upon execution of this   Yes
                           the form reasonably acceptable to      Agreement
                           Party A
____________________________________________________________________________________________________________________

Party B                    An incumbency certificate with         Upon execution of this   Yes
                           respect to the signatory of this       Agreement
                           Agreement
____________________________________________________________________________________________________________________

Party B                    Monthly Noteholders' Statement (as     Upon each Transfer       No
                           defined in the Indenture)              Date (as defined in
                                                                  the Indenture)
____________________________________________________________________________________________________________________

Part 4.  Miscellaneous.

(a)      Addresses for Notices.  For the purpose of Section 12(a):

         Address for notices or communications to Party A:

         Address:             Bank of America, N.A.
                              Sears Tower
                              233 South Wacker Drive, Suite 2800
                              Chicago, IL 60606
                              Attention:  Swap Operations
                              Telephone No.:  (312) 234-2732
                              Facsimile No.:  (312) 234-3603

                                                                 5

                              with a copy to:

                              Bank of America, N.A.
                              100 N. Tryon St., NC1-007-23-16
                              Charlotte, North Carolina  28255
                              Attention:  Capital Markets Documentation
                              Facsimile No.:  (704) 386-4113 or (980) 387-9566

                  For all purposes.

         Address for notices or communications to Party B:

         Address:             BA Credit Card Trust
                              c/o BA Credit Card Funding, LLC, as Beneficiary
                              214 North Tryon Street
                              Suite #21-39
                              NC1-027-21-04
                              Charlotte, North Carolina 28255
                              Attention: Marcie Copson-Hall

                              with a copy to:
                              Bank of America, National Association
                              101 S. Tryon Street
                              Mail Code:  NC1-002-29-01
                              Charlotte, North Carolina 28255
                              Attention:  Caroline Tsai

                  For all purposes.

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party and may act through its Charlotte,  North Carolina,  Chicago, Illinois, San
         Francisco,  California,  New York, New York or Boston,  Massachusetts  Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

         Party B is not a Multibranch Party.

                                                                 6

(e)      Calculation  Agent. The Calculation Agent is the Indenture  Trustee,  unless otherwise  specified in a
         Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document.  Details of any Credit Support Document:

         In the case of Party A:  Not applicable.

         In the case of Party B:  Not applicable.

(g)      Credit Support Provider.

         In relation to Party A:  Not applicable.

         In relation to Party B:  Not applicable.

(h)      Governing  Law.  This  Agreement  will be governed by and  construed  in  accordance  with the laws of the
         State of New York  (without  reference to choice of law doctrine but without  prejudice to the  provisions of Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

(i)      Netting  of  Payments.  Subparagraph  (ii) of  Section  2(c) of this  Agreement  will  apply to any of the
         Transactions,  except  that it will  not  apply  to  payments  by each  party  to the  other if Party B so notifies Party A at least ten (10) days in advance of the date such payments are due.

(j)      "Affiliate" will have the meaning  specified in Section 14 of this Agreement,  except that with respect to
         Party B there shall be deemed to be no Affiliates.

(k)      "Regulation  AB"  means  Subpart  229.1100  - Asset  Backed  Securities  (Regulation  AB),  17  C.F.R.  §§
         229.1100-229.1123,  as such regulation may be amended from time to time and subject to such  clarification and  interpretation  as have been  provided  by the  Securities  and  Exchange  Commission  ("SEC") in the
         adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
         (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided in writing by the SEC or its staff.

Part 5.  Other Provisions.

(a)      Confirmation.  The  Confirmation,  dated the date hereof,  between Party A and Party B supplements,  forms part of,  and will be read and  construed  as one with,  this  Agreement.  A form of  Confirmation  is set forth as Exhibit A hereto.  Notwithstanding  anything  contained in Section 1(c),  this Agreement shall be construed to form a single  agreement with only one  Confirmation.  Reference to this  "Agreement"  means, with respect to a Transaction, this document together with the Confirmation.

(b)      Waiver of Trial By Jury.  Each party  waives,  to the fullest  extent  permitted  by  applicable  law, any right it may have to a trial by jury in  respect  of any  suit,  action  or  proceeding  relating  to this
         Agreement  or any  Transaction  contemplated  hereby.  Each party (i)  certifies  that no  representative, agent or attorney of the other party has

                                                                 7

         represented,  expressly  or  otherwise,  that such other  party  would  not,  in the event of such a suit, action or proceeding,  seek to enforce the foregoing  waiver and (ii)  acknowledges  that it and the other party  have been  induced to enter  this  Agreement  by,  among  other  things,  the  mutual  waivers  and certifications in this Section.

(c)      Non-Petition.  To the fullest extent  permitted by applicable  law, Party A hereby agrees that it will not commence or join in commencing  any  bankruptcy or other  insolvency  action  against Party B prior to the date  which is one year and one day after all Notes (as such term is  defined  in the Base  Indenture)  of
         Party B have been paid in full.  Nothing  herein  shall  prevent  Party A from  participating  in any such proceeding once commenced.

(d)      Assignment.  In the event the long-term,  senior  unsecured debt rating of Party A is lowered to below the category of BBB- by S&P or Baa3 by Moody's or such rating  agencies' then equivalent  ratings,  or such ratings are  withdrawn by either  S&P or Moody's,  Party B shall direct Party A to assign and delegate, and Party A shall assign and delegate,  its rights and obligations  under any Transaction to a replacement counterparty on reasonably satisfactory terms.

(e)      Provision  for  Payments  from  Party B.  Notwithstanding  anything  contained  in this  Agreement  to the contrary,  any amount  required to be paid by Party B pursuant to this  Agreement  will be payable only to the extent  provided  in, and from amounts on deposit in the Interest  Funding  sub-Account  for the Class
         A(2008-9) Notes which are specifically  available to be applied  therefor  pursuant to, Section 3.13(d) of the  Indenture  Supplement,  as  determined  pursuant  to Section  2.03(b) of the Terms  Document  and any
         amounts  specifically  available to be applied therefor pursuant to Section 2.12 of the Terms Document (as such terms are defined in the  Confirmation).  Party A will be  entitled to the benefit of the  Collateral and the  obligations  of  Party B under  this  Agreement  will be  secured  obligations,  in each  case in accordance with the terms of the Indenture.  Party A will be a third-party beneficiary of the Indenture.

(f)      Relationship  Between  Parties.  Each  party will be deemed to represent to the other party on the date on which it enters into this  Agreement that (absent a written  agreement  between the parties that expressly imposes affirmative obligations to the contrary):

         (i)      Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into this  Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment and upon advice from such  advisers as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a
                  recommendation  to  enter  into  this  Agreement;   it  being  understood  that  information  and
                  explanations  related  to the terms and  conditions  of this  Agreement  shall not be  considered investment advice or a recommendation to enter into this Agreement.  No communication (written or oral)  received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of this Agreement.

         (ii)     Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and

                                                                 8

                  understands and accepts, the terms, conditions and risks of this Agreement.  It is also capable of assuming, and assumes, the risks of this Agreement.

         (iii)    Status of  Parties.  The other  party is not  acting as a  fiduciary  for or as  adviser to it in respect of this Agreement.

         (iv)     It is entering into this Agreement, each Transaction and any other documentation relating to this
                  Agreement or any Transaction as principal (and not as agent or in any other  capacity,  fiduciary or otherwise).

(g)      Additional Representations.

         (i)      Each of Party A and Party B  represents  that (i) it is an  "eligible  contract  participant"  as defined in §  1a(12) of the  Commodity  Exchange  Act, as amended by the  Commodity  Futures
                  Modernization  Act of 2000 (7 U.S.C.  §1a(12)) and (ii) the material terms of this Agreement and the Swap Transaction have been individually tailored and negotiated.

         (ii)     Party B represents that: (i) it has the power to perform its obligations  under the Indenture and has taken all necessary  action to authorize such  performance;  (ii) all  governmental and other consents that are required to have been  obtained by it with respect to the  Indenture  have been obtained  and are in full force and  effect and all  conditions  of any such  consents  have been complied with; (iii) its obligations under the Indenture  constitute its legal, valid and binding obligations,  enforceable  in  accordance  with their terms  (subject to  applicable  bankruptcy, reorganization,  insolvency, moratorium or similar laws affecting creditors' rights generally and subject,  as to enforceability,  to equitable  principles of general  application  (regardless of whether enforcement is sought in a proceeding in equity or at law)); (iv) no Event of Default (as defined in the Indenture) or Early Redemption Event (as defined in the Indenture) with respect to any series,  class or tranche of notes issued by it has occurred  and is  continuing  and no such event or  circumstance  would  occur  as a result  of Party B  entering  into or  performing  its obligations  under the Indenture;  and (v) there is not pending or, to its knowledge,  threatened against it any  action,  suit or  proceeding  at law or in equity or before any court,  tribunal, governmental  body,  agency or official or any arbitrator  that is likely to affect the legality, validity or enforceability  against it of the Indenture or its ability to perform its obligations under the Indenture.

(h)      Negative Interest Rates.  Party A and Party B agree that:

         if, with respect to a Calculation  Period for a Transaction,  a party ("X") is obligated to pay a Floating
         Amount that is a negative  number  (either by reason of a negative  Floating Rate or the  subtraction of a
         Spread from the Floating  Rate),  the Floating Amount with respect to X for that  Calculation  Period will be  deemed  to be zero,  and the  other  party  ("Y")  will pay to X the  absolute  value of the  negative
         Floating  Amount,  in addition to any amounts  otherwise owed by Y to X, on the Payment Date such Floating
         Amount  would have been payable if it had been a positive  number.  Any amounts paid by Y to X pursuant to this provision will be paid to such account as X may designate (unless Y gives timely notice

                                                                 9

         of a reasonable  objection to such  designation)  in the currency in which that Floating Amount would have been paid if it had been a positive  number (and  without  regard to the  currency in which Y is otherwise obligated to make payments).

(i)      Limited  Recourse.  It is expressly  understood and agreed by the parties  hereto that (i) this  Agreement and each  Transaction  entered  into  pursuant to this  Agreement  is entered into by BA Credit Card Trust
         (the  "Trust")  in the  exercise  of the powers and  authority  conferred  and vested in it and not by the
         Transferor individually or as Beneficiary,  (ii) the  representations,  undertakings and agreements herein made on the part of the Trust are made and  intended  not as personal  representations,  undertakings  and agreements  by the  Beneficiary  but are made and  intended  for the  purpose of  binding  only the Trust,
         (iii) nothing  herein  contained  shall  be  construed  as  creating  any  liability  on the  part  of the
         Beneficiary,  individually or personally,  to perform any covenant either  expressed or implied  contained herein,  all such  liability,  if any, being  expressly  waived by the parties who are signatories to this
         Agreement and by any Persons  claiming by,  through or under such  parties;  provided,  however,  that the
         Beneficiary  shall  be  liable  in its  individual  capacity  for  its own  willful  misconduct  or  gross negligence and  (iv) notwithstanding  the proviso to clause (iii) above, under no circumstances  shall the
         Beneficiary  be  personally  liable for the  payment of any  indebtedness  or  expenses of the Trust or be liable  for the  breach or  failure  of any  obligation,  representation,  warranty  or  covenant  made or undertaken by the Trust under this Agreement.

(j)      Condition  Precedent.  It shall be a condition  precedent to the  effectiveness of this Agreement that the
         Trust shall  credit the  Required  Derivative  Reserve  Amount to the  Derivative  Reserve  Account on the
         Issuance Date.

(k)      Notice to Note Rating Agencies.  Provided that Party B has actual  knowledge of such event,  Party B shall provide  prompt  written  notice to the Note  Rating  Agencies  of any  amendment  to, or any  transfer or assignment of, this Agreement.

(l)      USA PATRIOT Act Notice.  Party A  hereby  notifies  Party B that pursuant to the  requirements  of the USA
         Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,  2001)) (the "Patriot  Act"),  Party
         A is  required  to obtain,  verify and record  information  that  identifies  Party B,  which  information includes  the name and  address of Party B  and other  information  that will  allow  Party A to  identify
         Party B in accordance with the Patriot Act.

(m)      Additional Acknowledgments and Agreements of the Parties.

         (i)      Consent by Party A to  Amendments  to Certain  Documents.  Before any  amendment or  supplement is
                  made  to  any Base Transaction  Document (other than  the execution of a series   supplement or an
                  amendment, supplement  or  modification of  a  series  supplement that  is  not the  Series 2001-D
                  Supplement) or the  Indenture  (other than the  execution of a terms  document  or  an  amendment, supplement  or modification  of a terms  document  that is not  the Terms  Document)  which  would materially  and adversely affect any of  Party  A's rights  or  obligations  under this Agreement, or materially and adversely modify, or materially impair

                                                                 10

                  the  ability of Party B to fully  perform,  any of Party B's  obligations  under this  Agreement,
                  Party B shall  provide  Party A with a copy of the  proposed  amendment or  supplement  and shall obtain the written  consent of Party A (which  consent  shall not be  unreasonably  withheld)  to such  amendment  or  supplement  prior to its  adoption.  For the  avoidance  of doubt,  any Base
                  Transaction  Document and the Indenture  may be amended,  supplemented  or otherwise  modified in accordance  with the terms  thereof  without  the  consent  of Party A to cure any  typographical error or ambiguity,  provided that such actions shall not materially and adversely  affect in any respects the interests of Party A.

(n)      Disclosure and Related Matters.

         (i)      Derivative  Counterparty  Information:   Name,  Organizational  Form, General Character of Business,
                  Issued Ratings.  The  parties   hereto  acknowledge  and  agree  that  the  statements set forth  in
                  Exhibit  B  hereto (the "Derivative Counterparty  Information"),  which shall be set forth under the
                  heading   "Transaction    Parties—  Derivative   Counterparty"  in   the   prospectus   supplement,
                  subject to completion,  related  to the Class  A  Notes,  dated  July  28,  2008  (the  "Preliminary
                  Prospectus  Supplement"),  and  the  prospectus   supplement,  related  to  the Class A Notes, dated
                  July  29,  2008 (the  "Final  Prospectus   Supplement"  and,   collectively   with  the  Preliminary
                  Prospectus Supplement,  the "Prospectus  Supplement")  constitute the only  information furnished to
                  Party  B,  the   Beneficiary  or  FIA  by  or  on  behalf of Party A for inclusion in the Prospectus
                  Supplement as  of  the  date  thereof.  Party A  hereby  represents  and  warrants  that,  as of the date of the Preliminary  Prospectus  Supplement, the Final Prospectus Supplement and this Agreement, the Derivative Counterparty  Information  is true and correct in all material  respects and does not
                  omit to  state  any  material  fact  required  to be  stated  therein   or  necessary  to  make  the
                  statements  therein,  in light of the  circumstances  under which they  were  made,  not misleading.
                  Notwithstanding  anything to the  contrary  herein,  Party  A  gives  no  assurance  that any of the
                  ratings  described  in  the  Derivative   Counterparty   Information  will  remain in effect for any
                  given period of time or that such ratings will not be lowered or withdrawn.

         (ii)     Additional Derivative Counterparty Information: Financial Information.

                    (A)    Aggregate  Significance  Percentage  of 10%.If at any time, in the sole  discretion  of the
                           Beneficiary, the "aggregate  significance   percentage"  (as provided in Item 1115(b)(1) of
                           Regulation AB (as defined in Part 4(k)) of  the derivative  instrument  provided by Party A pursuant to this Agreement is 10% or more:

                           (I)      Additional   1115(b)(1)  Information.  Party  A  shall  within  five   (5)  Business
                                    Days following request therefor demonstrate to the satisfaction  of  the Beneficiary and Party B that Party A is able to provide the financial information required under
                                    Item 1115(b)(1) of Regulation AB  for  Party  A (or  for  the  group  of  affiliated

                                                                 11

                                    entities,  if  applicable)  in  either  EDGAR-compatible   format  or  through  the
                                    incorporation  by  reference  of  such  information   from  SEC  filings  under the
                                    Securities  Exchange  Act  of 1934,   as amended   (such  information,  "Additional
                                    1115(b)(1)    Information"   and,    together  with   the   Additional   1115(b)(2)
                                    Information (hereinbelow defined),  "Additional  Information").

                           (II)     Alternatives to Provision of Financial Information. If Party A is unable to satisfy the Beneficiary and Party B as to its ability to provide such  information, Party A shall, at its option, within ten (10) Business Days following request therefor:

                                    (1)     Collateral.  At  the   sole  expense  of   Party  A,  without  any expense or
                                            liability to the  Beneficiary,  Party  B or the Indenture  Trustee,  promptly
                                            post collateral satisfactory  to the  Beneficiary   and Party B in an  amount
                                            sufficient  to reduce  the aggregate  significance  percentage to 8% or less,
                                            pursuant  to  a  Credit Support   Annex  or   similar   agreement  reasonably
                                            satisfactory to the Beneficiary, Party B and the Indenture Trustee, or

                                   (2)      Substitution.  At the sole  expense of Party  A,   without  any   expense  or
                                            liability to the  Beneficiary, Party B or the  Indenture  Trustee, assign its
                                            rights   and   delegate  its   obligations    under  this   Agreement  to   a
                                            substitute counterparty reasonably acceptable to the  Beneficiary and Party B that enters into an agreement substantially similar in form to this Agreement, to the extent reasonably practicable.

                  (B)      Aggregate   Significance   Percentage  of 20%.  If at any time, in the sole  discretion  of the
                           Beneficiary, the "aggregate  significance  percentage" of the derivative instrument provided by
                           Party A pursuant to this Agreement is 20% or more:

                           (I)      Additional  1115(b)(2)  Information.  Party A shall  within  five  (5)  Business  Days following request therefor  demonstrate to the  satisfaction  of  the Beneficiary  and
                                    Party B that Party A is able to provide:

                                    (1)     Financial Information. The financial information required under Item 1115(b)(2)
                                            of Regulation  AB  for  Party A  (or for the group of affiliated  entities,  if
                                            applicable) in either  EDGAR-compatible   format or through  the  incorporation
                                            by reference  of  such  information  from  SEC  filings  under  the  Securities
                                            Exchange Act of 1934, as amended (such

                                                                 12

                                            information, "Additional 1115(b)(2) Information"), together with

                                   (2)      Auditor's  Consents.   Any    necessary   auditor's   consent  to  filing   or
                                            incorporation  by reference of the Additional 1115(b)(2) Information.

                           (II)     Alternatives to Provision of Financial Information. If Party A is unable to satisfy the
                                    Beneficiary and Party  B as to its ability to provide such  information  and  consents,
                                    Party A shall, at its option, within ten (10) Business Days following request therefor:

                                   (1)      Collateral. At the sole expense of Party A, without any expense or liability to the Beneficiary, Party B or  the Indenture  Trustee,  promptly  post collateral satisfactory to the Beneficiary and Party A in an amount  sufficient  to reduce the aggregate  significance  percentage  to 16% or less, pursuant  to a  Credit
                                            Support Annex or similar agreement reasonably satisfactory  to the Beneficiary,
                                            Party B and the Indenture Trustee, or

                                   (2)      Substitution.  At the sole expense of Party A, without any expense or liability to  the Beneficiary, Party B or the  Indenture  Trustee,  assign its rights and
                                            delegate its obligations   under  this  Agreement to a substitute  counterparty
                                            reasonably  acceptable to the  Beneficiary and Party  B  that  enters  into  an an  agreement  substantially  similar in form to this Agreement,  to the extent reasonably practicable.

         (iii)    Indemnification  by Party A. Party A hereby agrees to indemnify  and hold  harmless FIA, the  Beneficiary,
                  Party B and the Indenture  Trustee,  the respective present  directors,  officers,  employees  and  agents of each of the  foregoing  and each person,  if any, who  controls  FIA, the  Beneficiary, Party B or  the
                  Indenture Trustee within the meaning of Section 15 of the  Securities Act of 1933, as amended (the "Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the  "Exchange  Act"), from and  against any and all losses, claims, liabilities, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs (including  those in connection with investigation and defense),  fees  and  expenses that any of them may sustain as and when such losses, claims,  liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs,  judgments,  or any other costs, fees or expenses are incurred, insofar as such  losses,  claims,  liabilities,  damages, penalties, fines,  forfeitures,  legal fees or expenses or related  costs,  judgments,  or any other  costs, fees  or expenses (or actions in respect thereof) arise out of or are based upon:

                                                                 13

                  (A)      any  untrue  statement  or  alleged  untrue  statement  of any  material  fact  contained in the Derivative Counterparty  Information or the Additional  Information,  or any omission or
                           an  alleged  omission  to state  any  material  fact  required  to  be  stated   therein  or
                           necessary  to   make  the  statements  therein,  in light of the  circumstances  under which they were made, not misleading, and

                  (B)      any failure of Party A to  provide  the   Additional  Information or any required  auditor's
                           consents to the Beneficiary and Party B pursuant to Part 5(n) hereof.

                  Party A shall  reimburse FIA, the  Beneficiary,  Party B and the Indenture  Trustee,  the present respective  officers,  directors,  employees  and  agents of each of the  foregoing  and any such controlling  person for any legal or other expenses  reasonably  incurred by it or any of them in connection  with  investigating  or defending  any such  losses,  claims,  liabilities,  damages, penalties,  fines, forfeitures,  legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

         (iv)     Indemnification  by FIA, the  Beneficiary  and Party B. FIA,  the  Beneficiary  and Party B,  jointly and severally,  hereby  agree  to  indemnify  and hold  harmless  Party  A,  its  present  directors,
                  officers,  employees and   agents  and  each person,  if any, who controls Party A within the meaning of  Section  15  of  the  Act  or  Section  20 of the  Exchange  Act,  from and  against  any and all
                  losses, claims,  liabilities,  damages,   penalties,   fines,  forfeitures,   legal fees and expenses
                  and  related  costs,  judgments,  and   any  other   costs  (including   those   in  connection  with
                  investigation  and  defense),  fees  and   expenses   that  any of them may  sustain as and when such
                  losses,  claims, liabilities,  damages,   penalties,  fines,  forfeitures,  legal fees or expenses or
                  related  costs,   judgments,   or  any  other  costs, fees or expenses are incurred,  insofar as such
                  losses,  claims,  liabilities,  damages,   penalties,  fines, forfeitures,  legal fees or expenses or
                  related costs,   judgments,  or any other costs,  fees  or  expenses  (or actions in respect thereof)
                  arise out of or are  based  upon,  any   untrue   statement  or   alleged   untrue  statement  of any
                  material fact  contained  in  the  Prospectus  Supplement  and the  prospectus,  dated July 28, 2008,
                  accompanying the  Prospectus   Supplement  (other than  the Derivative  Counterparty  Information and the Additional Information),  or  any  omission  or  an  alleged  omission to state any material fact
                  required  to be stated  therein  or   necessary  to  make  the  statements  therein,  in light of the
                  circumstances   under   which  they  were  made,  not  misleading (other  than  omissions  or alleged omissions related to the Derivative  Counterparty Information or the Additional Information).

                  FIA, the  Beneficiary  and Party B, jointly and severally,  shall  reimburse Party A, its present officers,  directors,  employees  and  agents  and any such  controlling  person for any legal or other  expenses  reasonably  incurred by it or any of them in connection  with  investigating  or defending any such losses, claims, liabilities,  damages,  penalties,  fines, forfeitures,  legal fees or expenses or related costs,  judgments,  or any other costs, fees or expenses, as and when incurred.

                                                                 14

         The  parties  executing  this  Schedule  have  executed  the Master  Agreement  and have  agreed as to the contents of this Schedule.

                                           BANK OF AMERICA, N.A.

                                           By:   /s/ Victor R. Waingort
                                                Name:  Victor R. Waingort
                                                Title: Vice President

                                           BA CREDIT CARD TRUST
                                           By: BA Credit Card Funding, LLC,
                                           solely in its capacity as beneficiary and not in its
                                           individual capacity

                                           By:   /s/ Keith W. Landis
                                                Name:  Keith W. Landis
                                                Title: Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

FIA CARD SERVICES,
     NATIONAL ASSOCIATION,
     as Servicer

By:   /s/ Keith W. Landis
     Name:  Keith W. Landis
     Title: Vice President

Acknowledged and Accepted solely with
respect to Part 5(n) of this Schedule:

BA CREDIT CARD FUNDING, LLC,
  as Beneficiary

By:   /s/ Keith W. Landis
     Name:  Keith W. Landis
     Title: Vice President

                                               EXHIBIT A to Schedule

Date:             August 5, 2008

To:               BA Credit Card Trust

From:             Bank of America, N.A.

Subject:          Swap Transaction

                  The purpose of this communication is to set forth the terms and conditions of the swap transaction entered into on the Trade Date referred to below (the "Swap Transaction"), between the BA CREDIT CARD
TRUST ("Party B") and BANK OF AMERICA, N.A. ("Party A"), but only relates to the BAseries 4.07% Class A(2008-9)
Notes (the "Class A Notes") issued pursuant to the Second Amended and Restated Indenture dated as of October 20,
2006 (as amended or otherwise modified from time to time, the "Base Indenture") as supplemented by the Amended and Restated BAseries Indenture Supplement dated as of June 10, 2006 (as amended or otherwise modified from time to time, the "Indenture Supplement") and as further supplemented by the Class A(2008-9) Terms Document dated as of August 5, 2008 (as amended or otherwise modified from time to time, the "Terms Document").  This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

                  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of August 5, 2008 between Party A and Party B (as amended or otherwise modified from time to time, the
"Master Agreement").  All provisions contained in, or incorporated by reference to, such Master Agreement shall govern this Confirmation except as expressly modified below.

                  This Confirmation and the Schedule to the Master Agreement (as amended or otherwise modified from time to time, the "Schedule") each incorporate the definitions and provisions contained in (i) the 2000 ISDA
Definitions (as amended and supplemented through August 5, 2008) (as published by the International Swaps and
Derivatives Association, Inc.) (the "Definitions"), without regard to any amendment or supplement to the
Definitions subsequent to the date hereof, and (ii) the Terms Document, the Indenture Supplement and the Base
Indenture.  In the event of any inconsistency between the definitions in the Terms Document and any of the
Indenture Supplement, the Base Indenture, the Definitions, the Schedule or this Confirmation, the definitions in the Terms Document will govern; in the event of any inconsistency between the definitions in the Indenture
Supplement and any of the Base Indenture, the Definitions, the Schedule or this Confirmation, the definitions in the Indenture Supplement will govern; in the event of any inconsistency between the definitions in the Base
Indenture and any of the Definitions, the Schedule or this Confirmation, the definitions in the Base Indenture will govern; in the event of any inconsistency between this Confirmation and either the Schedule or the
Definitions, this Confirmation will govern; and in the event of any inconsistency between the Schedule and the
Definitions, the Schedule will govern.

                  The Master Agreement will govern only the Swap Transaction evidenced by the Schedule and this
Confirmation.

                  The terms of this particular Swap Transaction to which this Confirmation relates are as follows:

         Trade Date:                                      July 29, 2008

         Effective Date:                                  August 5, 2008

         Termination Date:                                February 16, 2010 with respect to Fixed Amounts and
                                                          February 16, 2010 with respect to Floating Amounts;
                                                          provided, however, that in the event of an Early
                                                          Redemption Event described in Section 1201(c) of the Base
                                                          Indenture or an Event of Default and acceleration under
                                                          the Base Indenture with respect to the Class A Notes, the
                                                          Termination Date will be the earlier of (i) the date on
                                                          which the Notional Amount is zero and (ii) February 16,
                                                          2010 with respect to Fixed Amounts and February 16, 2010
                                                          with respect to Floating Amounts.
Fixed Amounts:
         Fixed Rate Payer:                                Party A

         Fixed Rate:                                      4.07%

         Fixed Amount for Initial Fixed Rate  Payer
         Payment Date:                                    $4,522,222.22

         Fixed Amount:                                    For each Fixed Rate Payer Payment Date other than the
                                                          initial Fixed Rate Payer Payment Date, an amount
                                                          calculated on a formula basis for that Fixed Rate Payer
                                                          Payment Date as follows:

                                                                            Fixed Rate
                                                          Fixed   =         Notional        x      Fixed
                                                          Amount            Amount                  Rate
                                                                                            12

         Fixed Rate Notional Amount:                      For the initial Fixed Rate Payer Payment Date,
                                                          $1,000,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Fixed Rate Payer Payment Date thereafter the Outstanding Dollar Principal Amount of the
                                                          Class A Notes as of the Record Date immediately preceding
                                                          such Fixed Rate Payer Payment Date

         Fixed Rate Payer Payment Dates:                  The Business Day immediately prior to each Interest
                                                          Payment Date.

Floating Amounts:
         Floating Rate Payer:                             Party B.

         Calculation Periods:                             For the initial Floating Rate Payer Payment Date, the
                                                          period from and including the Effective Date through the
                                                          day preceding the first Interest Payment Date; and for
                                                          each Floating Rate Payer Payment Date thereafter, each
                                                          Calculation Period will be the period from and including
                                                          the previous Interest Payment Date through the day
                                                          preceding the current Interest Payment Date.

         Floating Rate Payer Payment Dates:               The Business Day immediately prior to each Interest
                                                          Payment Date.

         Floating Rate Option:                            USD-LIBOR-BBA; provided, however, that the last sentence
                                                          of the definition of  "USD-LIBOR-Reference Banks" is
                                                          hereby amended to replace the penultimate use of "that
                                                          Reset Date" with "the day that is two London Banking Days
                                                          preceding that Reset Date."

         Reset Dates:                                     Means, with respect to the initial Floating Rate Payer
                                                          Payment Date, the Effective Date, and with respect to each
                                                          Floating Rate Payer Payment Date after the initial
                                                          Floating Rate Payer Payment Date, the first day of the
                                                          related Calculation Period for such Floating Rate Payer
                                                          Payment Date.

         Designated Maturity:                             Three month.

         Floating Rate Spread:                            The amount specified in Exhibit 1 to this Confirmation.

         Floating Amount for Initial Floating Rate
         Payer Payment Date:                              The amount specified in Exhibit 1 to this Confirmation.

         Floating Rate Notional Amount:                   For the initial Floating Rate Payer Payment Date,
                                                          $1,000,000,000 (the Initial Dollar Principal Amount of the
                                                          Class A Notes), and for each Floating Rate Payer Payment
                                                          Date thereafter the Outstanding Dollar Principal Amount of the Class A Notes as of the Record Date immediately
                                                          preceding such Floating Rate Payer Payment Date.

         Floating Rate Day Count Fraction:                Actual/360.

         Compounding:                                     Not Applicable.

         Calculation Agent:                               Indenture Trustee.

Business Days:                                            New York, New York and Newark, Delaware.

Interest Payment Dates:                                   The fifteenth day of each month commencing September 15,
                                                          2008, or if such fifteenth day is not a Business Day, the
                                                          next succeeding Business Day.

         Credit Support Document:                         Not applicable.

         Other Provisions:                                If at any time during the Term of the Swap Transaction (i)
                                                          Party A's short-term credit rating (or the then equivalent rating) from S&P is below A-1, or is withdrawn by
                                                          S&P, or (ii) in the case of a replacement counterparty
                                                          for Party A, if Party A does not have a short-term credit
                                                          rating from S&P, Party A's long-term credit rating (or
                                                          the then equivalent rating) from S&P is below A+, or is
                                                          withdrawn by S&P, Party A shall, within thirty days of
                                                          such rating or withdrawal, fund the interest reserve
                                                          account established and maintained as described in the
                                                          Terms Document (the "Interest Reserve Account") in an
                                                          amount equal to one-twelfth of the product of (a) the
                                                          Fixed Rate, and (b) the Outstanding Dollar Principal
                                                          Amount of the Class A Notes on the Record Date preceding
                                                          such rating or withdrawal for reinvestment in accordance
                                                          with the Terms Document; provided, however, that the
                                                          failure of Party A to adequately fund the Interest Reserve
                                                          Account within thirty days of such rating or withdrawal
                                                          shall not constitute an Event of Default pursuant to the
                                                          provisions of subsection 5(a) or a Termination Event
                                                          pursuant to the provisions of subsection 5(b).  Party A
                                                          shall treat the amount on deposit in the Interest Reserve
                                                          Account as its money for tax purposes.  After the funding
                                                          of the Interest Reserve Account, in the event there shall
                                                          occur an Early Termination Date as a result of an Event of
                                                          Default with respect to Party A as the Defaulting Party or a Termination Event with respect to Party A as the
                                                          Affected Party, the funds then contained in the Interest
                                                          Reserve Account will be treated as BAseries Available
                                                          Funds to the extent provided in the Terms Document and the
                                                          Indenture Supplement.  Upon termination of the Interest
                                                          Reserve Account as

                                                          provided in the Terms Document after
                                                          payment of all amounts owing to the holders of the Class A
                                                          Notes that are payable from such account, Party B will
                                                          instruct the Indenture Trustee to release all amounts on
                                                          deposit therein to Party A.

                                                          If Party B notifies Party A that netting of payments will
                                                          not apply to any of the Transactions pursuant to Part 4(i)
                                                          of the Schedule, each payment obligation of Party B under
                                                          Section 2(a)(i) of the Master Agreement in respect of this
                                                          Swap Transaction shall be subject to the condition
                                                          precedent that in respect of each such payment obligation
                                                          each amount payable by Party A with respect to this Swap
                                                          Transaction shall be paid by Party A by 12:00 noon, New
                                                          York City time, on the relevant Fixed Rate Payer Payment
                                                          Date.

         London Banking Day:                              Banking Days in New York, New York and London, England.

         Governing Law:                                   As specified in the Schedule.

         Offices:                                         Party A is a Multibranch Party.
                                                          Party B is not a Multibranch Party.

         Payment Instructions                             Bank of America, New York
         for Party A USD:                                 ABA# 026-009-593
                                                          For: Bank of America Charlotte Global Derivative
                                                          Settlements
                                                          Account # 6550219386

         Payment Instructions                             The Bank of New York Mellon; New York, NY
         for Party B in USD:                              ABA# 021-000-018
                                                          GLA# 111-565
                                                          For Further Credit to: TAS A/C# 054640
                                                          Reference:  BA Credit Card Trust
                                                          Collection Account - BAseries Class A(2008-9)
                                                          Attn.: Catherine Cerilles 212-815-6258

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Swap
Transaction by signing in the space provided below and sending a copy of the executed Confirmation to us.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

                                           Very truly yours,
                                           BANK OF AMERICA, N.A.

                                           By:   Victor R. Waingort
                                           Name: Victor R. Waingort
                                           Title: Vice President

Agreed and Accepted by:

BA CREDIT CARD TRUST

By:  BA Credit Card Funding, LLC,
      solely in its capacity as beneficiary
        and not in its individual capacity

By:    /s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

                                             EXHIBIT 1 to Confirmation

                                           [Floating Rate Spread Letter]

                                               EXHIBIT B to Schedule

         Bank of America, N.A. (referred to as the derivative counterparty) is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North
Carolina. The derivative counterparty is a wholly-owned indirect subsidiary of Bank of America Corporation (the
"Corporation") and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. As of March 31, 2008, the derivative counterparty had consolidated assets of $1,355 billion, consolidated deposits of $793 billion and stockholder's equity of $111 billion based on regulatory accounting principles.

         The Corporation is a bank holding company and a financial holding company, with its principal executive offices located in Charlotte, North Carolina. Additional information regarding the Corporation is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, together with any subsequent documents it filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange
Act of 1934, as amended (the "Exchange Act").

         Additional information regarding the foregoing is available from the filings made by the Corporation with the SEC, which filings can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, United States, at prescribed rates. In addition, the SEC maintains a website at http://www.sec.gov, which contains reports, proxy statements and other information regarding registrants that file such information electronically with the SEC.

         The information concerning the Corporation and the derivative counterparty contained herein is furnished solely to provide limited introductory information and does not purport to be comprehensive. Such information is qualified in its entirety by the detailed information appearing in the documents and financial statements referenced herein.

         Moody's currently rates the derivative counterparty's long-term debt as "Aaa" and short-term debt as
"P-1." The outlook is stable. Standard amp; Poor's currently rates the derivative counterparty's long-term debt as
"AA+" and its short-term debt as "A-1+." The outlook is negative. Fitch currently rates long-term debt of the derivative counterparty as "AA-" and short-term debt as "F1+." The outlook is stable. Further information with respect to such ratings may be obtained from Moody's, Standard amp; Poor's and Fitch, respectively. No assurances can be given that the current ratings of the derivative counterparty's instruments will be maintained.

         The derivative counterparty will provide copies of the most recent Bank of America Corporation Annual
Report on Form 10-K, any subsequent reports on Form 10-Q, and any required reports on Form 8-K (in each case as filed with the SEC pursuant to the Exchange Act), and the publicly available portions of the most recent quarterly Call Report of the derivative counterparty delivered to the Comptroller of the Currency, without charge, to each person to whom this document is delivered, on the written request of such person. Written requests should be directed to:

         Bank of America Corporate Communications
         100 North Tryon Street, 18th Floor
         Charlotte, North Carolina 28255
         Attention: Corporate Communication

         The delivery of this prospectus supplement by the issuing entity shall not create any implication that there has been no change in the affairs of the Corporation or the derivative counterparty since the date hereof, or that the information with respect to the Corporation or the derivative counterparty contained or referred to herein is correct as of any time subsequent to the dates referred to herein.